UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05642

American Income Fund, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

August 31, 2011

MRF	American Income Fund

American Income Fund

FUND OBJECTIVE

American Income Fund, Inc. (the “fund”) is a closed-end investment fund that invests primarily in fixed-income securities, including, but not limited to, mortgage-backed securities, asset-backed securities, and high yield and investment grade corporate bonds. The fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. Its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the fund’s investments.

1	Explanation of Financial Statements

2	Fund Overview

5	Report of Independent Registered Public Accounting Firm

6	Schedule of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Statement of Cash Flows

19	Financial Highlights

20	Notes to Financial Statements

31	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended August 31, 2011

*The blended benchmark for American Income Fund is calculated based on the performance of the 25% Barclays Capital High-Yield Index and 75% Barclays Capital Government/Mortgage Index. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The indices are unmanaged and are not available for direct investment.

The average annual total returns for American Income Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for one-year, five-year, and ten-year periods ended August 31, 2011, were -3.15%, 7.63%, and 6.89%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Fund Management

Chris Neuharth, CFA

of Nuveen Asset Management, LLC is responsible for the overall management of the fund. He has 30 years of financial experience.

John T. Fruit, CFA

of Nuveen Asset Management, LLC is responsible for the management of the high-yield portion of the fund. He has 23 years of financial experience.

Jason O’Brien, CFA

of Nuveen Asset Management, LLC is responsible for the management of the mortgage portion of the fund. He has 18 years of financial experience.

For the fiscal year ended August 31, 2011, the fund had a total return of 8.75% based on its NAV. The fund’s blended benchmark, the Barclays Capital Government/Mortgage Index (75%) and the Barclays Capital High Yield Index (25%), had a return of 5.47% during the period.

Global Uncertainty and Investor Risk Appetite

After a strong showing in the final quarter of last year, the U.S. economy lost steam as 2011 progressed; consumer and business confidence dropped after European leaders were unable to find an enduring solution to the Greek debt situation and U.S. politicians pushed the domestic debt ceiling debate to the brink during a highly polarized and very unproductive budget negotiation process. U.S. economic growth slowed to a crawl and investors fretted about whether the ongoing uncertainty would push the economy into recession. Globally, forecasts for European economic growth were adjusted downward to near zero and a higher probability was assigned to a hard economic landing in China. Monetary policy remained accommodative, with the Fed articulating that rates would be on hold until 2013 and announcing new initiatives to keep long-term borrowing rates at low levels.

The global macro outlook had a significant impact on the performance of financial assets over the fiscal year. Performance of higher risk fixed-income sectors was solid in the latter half of 2010 into 2011; high yield corporate bonds, commercial mortgage securities and non-agency mortgage-backed securities (“MBS”) all performed quite well early in the reporting period as investor risk appetite was alive and well. As time wore on, the combination of European financial stress, domestic political follies and weakening global growth paralyzed the markets, causing stocks to plummet and non-government bonds to give back some of their earlier gains.

Solid Fund Performance

Performance for the reporting period was solid as the fund posted a total return on net assets of 8.75% compared to 5.47% for the blended benchmark. Unfortunately, as with most other closed end funds, macro uncertainty and market volatility drove the fund’s discount to NAV to an abnormally wide level. As financial conditions stabilize, we believe this will return to more normal levels. Fund performance was helped overall by our continued focus on the commercial mortgage securities and non-agency mortgage sectors, both of which performed extremely well over the first half of the reporting period before struggling somewhat in the “risk-off” environment of mid-2011. Despite mid-year volatility, this fund’s high yield corporate exposure was also productive as the sector posted returns slightly over 8% for the reporting period.

Attractive Valuations in Mortgage-Related Securities and High Yield Corporates

The financial market volatility of the past few months has cheapened valuations on high-yield corporate bonds to recession-like levels. Similarly, risk premiums in many segments of the mortgage market have become very attractive for investors who are willing to assume short-term volatility in exchange for what we believe are very compelling long-term returns. Given our view that European leaders are aware of the importance of avoiding a disorderly process for dealing with Greek debt problems and that the domestic economy has enough bottom-up underlying strength to avoid a double-dip recession, we believe macro fundamentals will gradually stabilize over the coming quarters. Given that valuations are discounting a much more dire economic scenario than we feel is likely, we expect to retain our portfolio overweights to the high-yield corporate and commercial mortgage-backed securities sectors and to look for opportunities to increase this fund’s exposure to the non-agency MBS sector.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	3

Fund Overview

Portfolio Allocation1

As a percentage of total investments on August 31, 2011

U.S. Government Agency Mortgage-Backed Securities	30%
High Yield Corporate Bonds	21
Commercial Mortgage-Backed Securities	17
CMO — Private Mortgage-Backed Securities	17
Asset-Backed Securities	10
Investment Grade Corporate Bonds	2
CMO — U.S. Agency Mortgage-Backed Securities	1
Preferred Stocks	1
Short-Term Investments	1
100%

CMO: Collateralized Mortgage Obligation

1Portfolio allocations are subject to change and are not recommendations to buy or sell any security. Allocations reflect the fund’s exposure to each sector through direct investments in cash market securities and do not reflect the impact on sector allocation of holding derivative instruments. See the fund’s Schedule of Investments for derivatives held at August 31, 2011.

Thank you for your continued confidence in the fund. If you have any questions about the fund, please call us at 800.677.3863.

Sincerely,

Chris Neuharth

Managing Director, Portfolio Manager

Head of Securitized Debt Sector Team

Nuveen Asset Management, LLC

John T. Fruit

Senior Vice President, Portfolio Manager

Head of High-Yield Credit Sector Team

Nuveen Asset Management, LLC

Jason O’Brien

Vice President, Portfolio Manager

Nuveen Asset Management, LLC

4	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

American Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the “fund”), including the schedule of investments, as of August 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at August 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

October 21, 2011

AMERICAN INCOME FUND	2011 ANNUAL REPORT	5

Schedule of Investments	August 31, 2011

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets)

High Yield Corporate Bonds — 29.0%
Basic Industry — 4.5%
AbitibiBowater, 10.25%, 10/15/18 ¢	$138,000	$144,900
AK Steel, 7.63%, 5/15/20	250,000	230,000
ALROSA Finance SA, 7.75%, 11/3/20 ¢	200,000	214,500
Cascades, 7.75%, 12/15/17	250,000	242,500
Domtar, 7.13%, 8/15/15	57,000	62,700
Evraz Group SA, 8.25%, 11/10/15 ¢	150,000	158,625
Georgia Gulf, 9.00%, 1/15/17 ¢	125,000	127,500
Graham Packaging, 8.25%, 10/1/18	250,000	251,875
Huntsman International LLC, 8.63%, 3/15/21	250,000	260,938
Intertape Polymer US, 8.50%, 8/1/14	150,000	138,750
Longview Fibre Paper & Packaging, 8.00%, 6/1/16 ¢	200,000	198,000
Nova Chemicals, 8.38%, 11/1/16	250,000	268,437
Novelis, 8.38%, 12/15/17	200,000	206,500
Patriot Coal, 8.25%, 4/30/18	250,000	235,000
Polymer Group, 7.75%, 2/1/19 ¢	200,000	198,000
Stora Enso OYJ, 7.25%, 4/15/36 ¢	200,000	176,000
Tembec Industries, 11.25%, 12/15/18	200,000	197,000
Thompson Creek Metals, 7.38%, 6/1/18 ¢	150,000	136,875
Verso Paper Holdings LLC, 8.75%, 2/1/19	250,000	199,375

		3,647,475

Capital Goods — 2.7%
Berry Plastics, 4.12%, 9/15/14 r	200,000	174,000
Columbus McKinnon, 7.88%, 2/1/19	200,000	197,000
Fosun International, 7.50%, 5/12/16 ¢	250,000	233,750
Huntington Ingalls Industries, 6.88%, 3/15/18 ¢	50,000	47,000
Navistar International, 8.25%, 11/1/21	300,000	310,500
Park-Ohio Industries, 8.13%, 4/1/21	200,000	192,500
Pittsburgh Glass Works LLC, 8.50%, 4/15/16 ¢	200,000	191,500
Tenneco, 8.13%, 11/15/15	350,000	364,438
Titan International, 7.88%, 10/1/17	250,000	262,500
United Rentals North America, 8.38%, 9/15/20	200,000	182,500

		2,155,688

Communications — 3.5%
AMC Networks, 7.75%, 7/15/21 ¢	200,000	207,000
CCO Holdings LLC, 7.00%, 1/15/19	250,000	251,250
Clear Channel Communications, 10.75%, 8/1/16	200,000	139,000
Clearwire Communications LLC, 12.00%, 12/1/15 ¢	250,000	235,000
Digicel Group, 8.88%, 1/15/15 ¢	200,000	200,000
Frontier Communications, 8.50%, 4/15/20	250,000	261,875
Integra Telecom Holdings, 10.75%, 4/15/16 ¢	175,000	175,000
Intelsat Jackson Holdings, 7.25%, 4/1/19 ¢	200,000	193,000
McClatchy, 11.50%, 2/15/17	150,000	144,750
Media General, 11.75%, 2/15/17	150,000	124,875
Nextel Communications, Series C, 5.95%, 3/15/14	250,000	245,000
NII Capital, 8.88%, 12/15/19	500,000	528,750
WMG Acquisition, 11.50%, 10/1/18 ¢	125,000	113,750

		2,819,250

Consumer Cyclical — 4.9%
American Airlines Pass-Through Trust, Series 2011-1, Class B, 7.00%, 1/31/18 ¢ †	198,680	170,865
Ameristar Casinos, 7.50%, 4/15/21 ¢	150,000	149,625
Beazer Homes USA, 9.13%, 6/15/18	250,000	173,437
Calumet Specialty Products Partners LP, 9.38%, 5/1/19 ¢	175,000	168,875

The accompanying notes are an integral part of the financial statements.

6	AMERICAN INCOME FUND	2011 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

Chrysler Group LLC, 8.00%, 6/15/19 ¢	$200,000	$174,500
Dana Holding, 6.50%, 2/15/19	300,000	293,250
Delphi, 5.88%, 5/15/19 ¢	250,000	241,250
DynCorp International, 10.38%, 7/1/17	225,000	214,875
Ford Motor, 7.45%, 7/16/31	100,000	109,637
Harrah’s Operating,
10.75%, 2/1/16	113,000	96,333
11.25%, 6/1/17	250,000	269,375
Hertz, ¢
6.75%, 4/15/19	250,000	233,125
7.38%, 1/15/21	200,000	191,000
JC Penney, 5.65%, 6/1/20	250,000	235,625
K Hovnanian Enterprises, 8.63%, 1/15/17	100,000	42,500
Marina District Finance, 9.88%, 8/15/18	150,000	144,000
Realogy, 11.50%, 4/15/17	125,000	99,375
Rite Aid, 10.38%, 7/15/16	250,000	262,187
RR Donnelley & Sons, 7.25%, 5/15/18	200,000	183,000
Sealy Mattress, 10.88%, 4/15/16 ¢	57,000	62,130
Servicios Corporativos Javer SAPI de CV, 9.88%, 4/6/21 ¢	200,000	189,953
United Air Lines, 9.88%, 8/1/13 ¢	200,000	206,000

		3,910,917

Consumer Non Cyclical — 4.7%
Apria Healthcare Group, 11.25%, 11/1/14	150,000	147,750
Biomet, 10.00%, 10/15/17	150,000	157,125
Community Health Systems, 8.88%, 7/15/15	230,000	233,162
Constellation Brands, 7.25%, 5/15/17	200,000	212,000
DaVita, 6.63%, 11/1/20	250,000	245,000
Del Monte Foods, 7.63%, 2/15/19 ¢	250,000	248,125
FAGE Dairy Industry USA, 9.88%, 2/1/20 ¢	150,000	145,875
HCA Holdings, 7.75%, 5/15/21 ¢	150,000	147,750
Healthsouth, 7.25%, 10/1/18	250,000	250,625
JBS USA LLC, 7.25%, 6/1/21 ¢	200,000	181,750
Kindred Healthcare, 8.25%, 6/1/19 ¢	100,000	89,000
Pinnacle Foods Finance LLC, 8.25%, 9/1/17	450,000	456,750
Res-Care, 10.75%, 1/15/19	150,000	150,000
Reynolds Group Issuer LLC, 8.75%, 5/15/18 ¢	200,000	178,500
STHI Holding, 8.00%, 3/15/18 ¢	150,000	142,500
Valeant Pharmaceuticals International, 6.88%, 12/1/18 ¢	250,000	230,000
Viterra, 5.95%, 8/1/20 ¢	475,000	500,450

		3,716,362

Electric — 1.5%
AES, 8.00%, 10/15/17	250,000	262,500
Calpine, 7.88%, 7/31/20 ¢	250,000	256,250
Dubai Electricity & Water Authority, 7.38%, 10/21/20 ¢	200,000	204,500
Midwest Generation LLC, Series B, 8.56%, 1/2/16 †	282,446	278,209
Mirant Americas Generation LLC, 8.50%, 10/1/21	200,000	190,000

		1,191,459

Energy — 3.9%
Brigham Exploration, 8.75%, 10/1/18	250,000	272,500
Chaparral Energy, 9.88%, 10/1/20	100,000	101,750
Concho Resources, 8.63%, 10/1/17	250,000	267,500
Energy XXI Gulf Coast, 9.25%, 12/15/17	200,000	205,000
Inergy LP, 7.00%, 10/1/18	100,000	97,250
Linn Energy LLC, 8.63%, 4/15/20	200,000	214,000

AMERICAN INCOME FUND	2011 ANNUAL REPORT	7

Schedule of Investments	August 31, 2011

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

MEG Energy, 6.50%, 3/15/21 ¢	$250,000	$250,000
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18 ¢	310,000	310,775
PetroHawk Energy, 7.88%, 6/1/15	215,000	232,200
Petroplus Finance, 9.38%, 9/15/19 ¢	200,000	180,000
Range Resources, 8.00%, 5/15/19	250,000	271,875
SM Energy, 6.63%, 2/15/19 ¢	250,000	250,000
Stone Energy, 8.63%, 2/1/17	150,000	149,250
Western Refining, 11.25%, 6/15/17 ¢	250,000	273,750

		3,075,850

Finance — 1.0%
Ally Financial, 7.50%, 9/15/20	250,000	245,625
CoreLogic, 7.25%, 6/1/21 ¢	200,000	182,000
Icahn Enterprises LP, 7.75%, 1/15/16	250,000	252,500
Springleaf Finance, Series MTN, 6.90%, 12/15/17	150,000	126,750

		806,875

Insurance — 0.3%
CNO Financial Group, 9.00%, 1/15/18 ¢	250,000	260,000

Natural Gas — 1.0%
Energy Transfer Equity LP, 7.50%, 10/15/20	200,000	205,000
Holly Energy Partners LP, 6.25%, 3/1/15	250,000	245,000
Sabine Pass LNG, 7.50%, 11/30/16	150,000	147,750
Southern Union, 7.20%, 11/1/66 r	200,000	175,000

		772,750

Real Estate — 0.2%
Shimao Property Holdings, 8.00%, 12/1/16 ¢	150,000	126,750

Sovereigns — 0.4%
Republic of Uruguay, 8.00%, 11/18/22	250,000	330,625

Technology — 0.4%
First Data, ¢
12.63%, 1/15/21	71,000	67,095
8.75%, 1/15/22	85,000	73,100
Seagate HDD Cayman, 6.88%, 5/1/20	150,000	143,625

		283,820

Total High Yield Corporate Bonds (Cost: $23,360,161)		23,097,821

U.S. Government Agency Mortgage-Backed Securities — 42.3%
Adjustable Rate r — 0.5%
Federal Home Loan Mortgage Corporation, 2.26%, 9/1/18, #605911	72	72
Federal National Mortgage Association,
2.93%, 7/1/27, #070179	963	1,024
2.31%, 10/1/32, #725110	199,880	209,858
Government National Mortgage Association, 2.13%, 12/20/22, #008096	161,703	167,383

		378,337

Fixed Rate — 41.8%
Federal Home Loan Mortgage Corporation Gold,
6.50%, 11/1/28, #C00676 a	118,275	136,003
5.50%, 10/1/33, #A15120	454,805	499,952
Federal National Mortgage Association,
6.00%, 12/1/13, #190179 a	78,787	82,302
7.00%, 7/1/17, #254414 a	111,141	122,821
5.00%, 11/1/18, #750989 a	204,915	222,163

The accompanying notes are an integral part of the financial statements.

8	AMERICAN INCOME FUND	2011 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

5.00%, 2/1/19, #767182	$329,640	$357,387
5.00%, 2/1/21, #745279 a	307,225	332,893
5.50%, 4/1/21, #840466	314,924	342,153
6.00%, 5/1/29, #323702 a	204,283	228,973
7.00%, 9/1/31, #596680 a	126,107	143,632
6.50%, 6/1/32, #596712	163,786	182,192
5.50%, 6/1/33, #709700 a	253,515	279,393
5.50%, 11/1/33, #555967	718,910	792,296
6.00%, 11/1/33, #743642	220,116	246,445
5.50%, 12/1/33, #756202	405,205	446,568
6.00%, 1/1/34, #763687 a	475,739	531,280
5.50%, 2/1/34, #766070 a	499,443	553,859
6.00%, 3/1/34, #745324 a	391,585	438,913
6.50%, 6/1/34, #735273	477,571	544,793
6.00%, 1/1/35, #810225 a	487,082	541,994
5.50%, 3/1/35, #815979	669,151	736,516
5.00%, 7/1/35, #828346 a	680,033	735,569
5.50%, 3/1/36, #878059 a	495,790	544,385
6.00%, 6/1/36, #882685 a	1,255,519	1,397,141
5.50%, 4/1/37, #888284 a	1,023,475	1,123,792
5.00%, 6/1/37, #944244 a	797,601	860,994
5.50%, 6/1/38, #995018 a	1,040,770	1,142,783
4.00%, 9/1/41 «	4,605,000	4,771,931
4.50%, 9/1/41 «	6,275,000	6,629,684
5.00%, 9/1/41 «	6,715,000	7,233,314
Government National Mortgage Association, a
5.50%, 8/15/33, #604567	689,218	773,476
6.00%, 7/15/34, #631574	326,558	371,519

		33,347,116

Total U.S. Government Agency Mortgage-Backed Securities (Cost: $32,294,063)		33,725,453

Collateralized Mortgage Obligation — Private Mortgage-Backed Securities — 23.1%
Adjustable Rate r — 6.0%
Goldman Sachs Mortgage Loan Trust,
4.66%, 10/25/33, Series 2003-10, Class 1A1	369,300	370,767
4.00%, 1/25/35, Series 2005-AR1, Class B1 ¥	1,293,139	818,853
GSMPS Mortgage Loan Trust, Series 2006-RP2, Class B1, 6.17%, 4/25/36 ¥	1,491,570	443,093
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 5.42%, 7/25/36	1,331,669	1,054,220
JP Morgan Mortgage Trust, Series 2006-A7, Class 3A4, 5.79%, 1/25/37 ¥	279,998	31,643
MASTR Adjustable Rate Mortgages Trust, Series 2003-5, Class 4A1, 2.06%, 11/25/33	783,160	615,084
Washington Mutual Mortgage Pass-Through Certificates,
5.61%, 9/25/36, Series 2007-HY2, Class 3A2 ¥	617,679	83,755
2.65%, 2/25/37, Series 2007-HY1, Class 4A1	679,629	475,430
5.37%, 2/25/37, Series 2007-HY1, Class 1A1	567,432	365,879
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR3, Class B1, 2.49%, 6/25/33 ¥	321,638	214,958
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A3, 5.24%, 10/25/36	370,975	281,501

		4,755,183

Fixed Rate — 17.1%
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 5.70%, 4/25/37 ¥	717,593	55,275
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37 ¥	594,126	370,777
Citigroup Mortgage Loan Trust, Series 2010-10, Class 7A1, 4.78%, 12/25/32 ¢	643,438	640,216
Countrywide Alternative Loan Trust,
5.00%, 1/25/35, Series 2004-28CB, Class 2A1	7,684	7,670
5.50%, 4/25/35, Series 2005-7CB, Class 2A4	419,547	410,215

AMERICAN INCOME FUND	2011 ANNUAL REPORT	9

Schedule of Investments	August 31, 2011

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

Credit Suisse First Boston Mortgage Securities Corporation,
6.24%, 4/25/33, Series 2003-8, Class DB1	$1,078,801	$960,521
6.00%, 12/25/35, Series 2005-11, Class 6A7	1,000,000	582,497
First Horizon Alternative Mortgage Securities, Series 2005-FA5, Class 3A2, 5.50%, 8/25/35 ¥	825,785	673,391
GMAC Mortgage Corporation Loan Trust, Series 2010-1, Class A, 4.25%, 7/25/40 ¢	51,619	51,737
Goldman Sachs Mortgage Loan Trust, Series 2005-4F, Class B1, 5.76%, 5/25/35 ¥	2,338,091	1,403,147
GSMPS Mortgage Loan Trust,
7.50%, 6/19/32, Series 2001-2, Class A ¢	204,766	204,773
7.50%, 3/25/35, Series 2005-RP2, Class 1A2 ¢	715,489	727,691
7.50%, 9/25/35, Series 2005-RP3, Class 1A2 ¢	721,257	731,749
6.17%, 4/25/36, Series 2006-RP2, Class B2 ¥	1,341,615	264,341
6.76%, 3/25/43, Series 2003-1, Class B2 ¥	1,439,709	815,190
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30 ¥	536,230	490,073
JP Morgan Alternative Loan Trust, Series 2006-S1, Class 1A19, 6.50%, 3/25/36	733,676	558,241
Lehman Mortgage Trust, Series 2008-6, Class 1A1, 5.93%, 7/25/47	235,760	222,422
MASTR Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	400,897	414,395
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A4, 7.50%, 8/25/34 ¢	709,732	718,261
Mortgage Equity Conversion Asset Trust, Series 2010-1A, Class A, 4.00%, 7/25/60 ¢	481,859	481,934
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34 ¢ ¥	941,884	531,753
Residential Accredit Loans, ¥
5.00%, 6/25/18, Series 2003-QS12, Class M1	498,277	393,543
5.00%, 9/25/19, Series 2004-QS13, Class M3 ¿	88,735	1
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.32%, 4/25/31 ¥	730,820	489,063
Vericrest Opportunity Loan Transferee, Series 2011-NL1A, Class A2, 9.08%, 12/26/50 ¢ †	750,000	750,000
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA3, Class 2A, 6.42%, 8/25/38	167,864	175,010
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-7, ¥
4.72%, 7/25/19, Class B2	372,891	314,280
4.72%, 7/25/19, Class B3	279,794	201,135

		13,639,301

Total Collateralized Mortgage Obligation — Private Mortgage-Backed Securities (Cost: $22,913,782)		18,394,484

Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities — 1.8%
Fixed Rate — 1.8%
Federal National Mortgage Association,
7.13%, 2/25/42, Series 2002-W1, Class 2A	241,465	284,053
5.75%, 12/25/42, Series 2003-W1, Class B1 ¥	1,103,014	763,560
6.07%, 7/25/44, Series 2004-W14, Class B2 ¥	884,219	362,978

Total Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities (Cost: $1,181,835)		1,410,591

Commercial Mortgage-Backed Securities — 23.6%
Other — 23.6%
Americold LLC Trust, Series 2010-ARTA, Class C, 6.81%, 1/14/29 ¢	405,000	410,357
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45 r	500,000	475,329
Bear Stearns Commercial Mortgage Securities, r
5.90%, 9/11/38, Series 2006-PW12, Class A4	1,000,000	1,106,371
5.58%, 9/11/41, Series 2006-PW13, Class AM	500,000	485,952
Citigroup/Deutsche Bank Commercial Mortgage Trust, r
5.40%, 7/15/44, Series 2005-CD1, Class A4	1,000,000	1,092,343
5.89%, 11/15/44, Series 2007-CD5, Class A4	1,000,000	1,075,474
Extended Stay America Trust, Series 2010-ESHA, Class D, 5.50%, 11/5/27 ¢	1,000,000	957,422
Greenwich Capital Commercial Funding Corporation,
5.44%, 3/10/39, Series 2007-GG9, Class A4	890,000	940,298
5.74%, 12/10/49, Series 2007-GG11, Class A4	1,465,000	1,541,236
GS Mortgage Securities Trust,
3.68%, 8/10/43, Series 2010-C1, Class A1 ¢	600,757	617,819
6.00%, 8/10/45, Series 2007-GG10, Class A4 r	1,500,000	1,583,976

The accompanying notes are an integral part of the financial statements.

10	AMERICAN INCOME FUND	2011 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	PAR	FAIR VALUE ¶

JP Morgan Chase Commercial Mortgage Securities Corporation,
5.43%, 7/15/46, Series 2011-C4, Class C ¢	$750,000	$656,354
5.79%, 2/12/51, Series 2007-CB20, Class A4 r	600,000	643,840
LB-UBS Commercial Mortgage Trust, Series 2008-C1, r
6.31%, 4/15/41, Class A2	752,000	818,135
6.31%, 4/15/41, Class AM	210,000	185,844
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.69%, 2/12/51	960,000	1,034,596
Morgan Stanley Capital I,
6.46%, 1/11/43, Series 2008-T29, Class A4 r	1,125,000	1,294,936
5.33%, 12/15/43, Series 2006-IQ12, Class A4	565,000	607,484
5.45%, 2/12/44, Series 2007-HQ11, Class A4 r	600,000	641,765
5.42%, 9/15/47, Series 2011-C1, Class C ¢	250,000	224,494
Vornado DP LLC, Series 2010-VNO, Class A1, 2.97%, 9/13/28 ¢	512,834	503,651
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.25%, 12/15/43	1,000,000	1,013,325
WF-RBS Commercial Mortgage Trust, ¢
5.39%, 2/15/44, Series 2011-C2, Class C	250,000	227,387
5.34%, 3/15/44, Series 2011-C3, Class C	750,000	689,753

Total Commercial Mortgage-Backed Securities (Cost: $16,679,753)		18,828,141

Asset-Backed Securities — 14.5%
Home Equity — 10.6%
AH Mortgage Advance Trust, Series SART-1, Class B1, 5.92%, 5/10/43 ¢	1,000,000	1,013,750
Bayview Financial Acquisition Trust, Series 2005-D, Class AF4, 5.50%, 12/28/35 r	750,000	606,847
Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41	1,243,278	1,175,659
Countrywide Asset-Backed Certificates, r
5.38%, 5/25/36, Series 2005-16, Class 2AF2	605,162	472,178
0.28%, 6/25/47, Series 2007-11, Class 2A1	133,245	130,295
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35 ¥	631,199	422,584
Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2A, 0.33%, 2/25/37 r	406,006	368,129
Nationstar Mortgage Advance Receivable Trust, Series 2009-ADV1, Class B1, 11.72%, 12/25/22 ¢ r	750,000	766,875
RBSSP Resecuritization Trust, ¢ r
0.30%, 3/26/36, Series 2010-4, Class 1A1	447,273	409,474
0.52%, 7/26/36, Series 2010-8, Class 4A1	601,766	561,121
0.36%, 3/26/37, Series 2010-11, Class 2A1	580,896	551,915
Renaissance Home Equity Loan Trust,
5.14%, 11/25/35, Series 2005-3, Class AF4	1,000,000	793,000
5.75%, 2/25/36, Series 2005-4, Class A6	903,309	704,108
Residential Funding Mortgage Securities II, Series 2003-HI4, Class M1, 5.53%, 2/25/29	576,096	467,507

		8,443,442

Manufactured Housing — 3.1%
Green Tree, Series 2008-MH1, Class A1, 7.00%, 4/25/38 ¢ r	82,201	83,688
Green Tree Financial, Series 1994-2, Class A5, 8.30%, 5/15/19	63,000	64,779
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3, 4.35%, 5/15/14	450,229	460,906
Newcastle Investment Trust, Series 2010-MH1, Class A, 4.50%, 7/10/35 ¢	733,146	751,791
Origen Manufactured Housing,
5.73%, 11/15/35, Series 2004-B, Class M1 r	335,485	355,455
5.99%, 1/15/37, Series 2005-B, Class M1	742,667	776,006

		2,492,625

Other — 0.8%
321 Henderson Receivables LLC, Series 2010-1A, Class B, 9.31%, 7/15/61 ¢	495,000	591,667

Total Asset-Backed Securities (Cost: $11,229,903)		11,527,734

AMERICAN INCOME FUND	2011 ANNUAL REPORT	11

Schedule of Investments	August 31, 2011

American Income Fund (MRF)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Investment Grade Corporate Bonds — 3.0%
Basic Industry — 1.0%
Southern Copper, 7.50%, 7/27/35	$210,000	$238,820
Vale Overseas, 8.25%, 1/17/34	400,000	520,486

		759,306

Communications — 0.2%
Qwest, 8.88%, 3/15/12	175,000	180,906

Consumer Cyclical — 0.2%
CVS Caremark, 6.30%, 6/1/37 r	200,000	195,000

Electric — 0.3%
FirstEnergy Solutions, 6.05%, 8/15/21	255,000	279,535

Insurance — 0.5%
American International Group, 6.25%, 3/15/37	200,000	161,000
Lincoln National, 6.05%, 4/20/67 r	250,000	221,250

		382,250

Real Estate — 0.8%
Duke Realty LP, 5.50%, 3/1/16	200,000	212,182
HRPT Properties Trust—REIT, 6.25%, 8/15/16	400,000	437,115

		649,297

Total Investment Grade Corporate Bonds (Cost: $2,068,348)		2,446,294

Preferred Stocks — 1.4%
Banking — 0.4%
Bank of America, Series 5	19,000	314,640

Finance — 0.4%
Goldman Sachs Group, Series A †	13,000	261,820
JPMorgan Chase Capital XXVI, Series Z	2,000	51,937

		313,757

Real Estate Investment Trusts — 0.6%
Cogdell Spencer, Series A	5,000	123,282
iStar Financial, Series G	1,000	18,280
LaSalle Hotel Properties, Series H	5,000	120,150
Northstar Realty Finance, Series A	4,000	87,400
Northstar Realty Finance, Series B	5,863	123,240

		472,352

Total Preferred Stocks (Cost: $1,139,331)		1,100,749

Closed-End Fund — 0.1%
Blackrock Credit Allocation Income Trust IV (Cost: $111,859)	9,000	108,900

Short-Term Investments — 0.9%
Money Market Fund — 0.6%
First American Prime Obligations Fund, Class Z, 0.04% W	448,123	448,123

U.S. Treasury Obligation — 0.3%
U.S. Treasury Bill, 0.03%, 11/10/11 ☐	$235,000	234,988

Total Short-Term Investments (Cost: $683,116)		683,111

Total Investments ▲ — 139.7% (Cost: $111,662,151)		111,323,278

The accompanying notes are an integral part of the financial statements.

12	AMERICAN INCOME FUND	2011 ANNUAL REPORT

American Income Fund (MRF)

DESCRIPTION	FAIR VALUE ¶

Other Assets and Liabilities, Net — (39.7)%	$(31,652,501)

Total Net Assets — 100.0%	$79,670,777

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¢	Securities purchased within terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, which may be sold only to dealers in that program or other “qualified institutional buyers”. On August 31, 2011, the total fair value of these investments was $22,891,525 or 28.7% of total net assets.

r	Variable Rate Security — The rate shown is the net coupon rate in effect as of August 31, 2011.

†	Security is fair valued using a broker quote. As of August 31, 2011, the fair value of these investments was $1,460,894 or 1.8% of total net assets.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On August 31, 2011, securities valued at $14,922,045 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$10,010,775	08/12/11	0.23%	09/12/11	$1,279	(1)
4,249,195	08/05/11	0.40%	09/07/11	1,275	(2)

$14,259,970				$2,554

*	Interest rate as of August 31, 2011. Rate is based on the one-month London Interbank Offered Rate (“LIBOR”) plus a spread and reset monthly.

Name of broker and description of collateral:

(1) Goldman Sachs:

Federal Home Loan Mortgage Corporation Gold, 6.50%, 11/1/28, $118,275 par

Federal National Mortgage Association, 6.00%, 12/1/13, $78,787 par

Federal National Mortgage Association, 7.00%, 7/1/17, $111,141 par

Federal National Mortgage Association, 5.00%, 11/1/18, $204,915 par

Federal National Mortgage Association, 5.00%, 2/1/21, $307,225 par

Federal National Mortgage Association, 6.00%, 5/1/29, $204,283 par

Federal National Mortgage Association, 7.00%, 9/1/31, $126,107 par

Federal National Mortgage Association, 5.50%, 6/1/33, $253,515 par

Federal National Mortgage Association, 6.00%, 1/1/34, $475,739 par

Federal National Mortgage Association, 5.50%, 2/1/34, $499,443 par

Federal National Mortgage Association, 6.00%, 3/1/34, $391,585 par

Federal National Mortgage Association, 6.00%, 1/1/35, $487,082 par

Federal National Mortgage Association, 5.00%, 7/1/35, $680,033 par

Federal National Mortgage Association, 5.50%, 3/1/36, $495,790 par

Federal National Mortgage Association, 6.00%, 6/1/36, $1,255,519 par

Federal National Mortgage Association, 5.50%, 4/1/37, $1,023,475 par

Federal National Mortgage Association, 5.00%, 6/1/37, $797,601 par

Federal National Mortgage Association, 5.50%, 6/1/38, $1,040,770 par

Government National Mortgage Association, 5.50%, 8/15/33, $689,218 par

Government National Mortgage Association, 6.00%, 7/15/34, $326,558 par

(2) Barclays:

Federal Home Loan Mortgage Corporation Gold, 5.50%, 10/1/33, $454,805 par

Federal National Mortgage Association, 2.31%, 10/1/32, $199,880 par

Federal National Mortgage Association, 5.00%, 2/1/19, $329,640 par

Federal National Mortgage Association, 5.50%, 4/1/21, $314,924 par

Federal National Mortgage Association, 6.50%, 6/1/32, $163,786 par

Federal National Mortgage Association, 5.50%, 11/1/33, $718,910 par

Federal National Mortgage Association, 6.00%, 11/1/33, $220,116 par

Federal National Mortgage Association, 5.50%, 12/1/33, $405,205 par

Federal National Mortgage Association, 6.50%, 2/1/35, $477,571 par

Federal National Mortgage Association, 5.50%, 3/1/35, $669,151 par

«	Security purchased on a when-issued basis. On August 31, 2011, the total cost of investments purchased on a when-issued basis was $18,497,302 or 23.2% of total net assets. See note 2 in the Notes to Financial Statements.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	13

Schedule of Investments	August 31, 2011

American Income Fund (MRF)

¥	Security considered illiquid. As of August 31, 2011, the fair value of these investments was $9,143,393 or 11.5% of total net assets. See note 2 in Notes to Financial Statements.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2011.

☐	Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield as of August 31, 2011.

▲	On August 31, 2011, the cost of investments for federal income tax purposes was $112,551,681. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$6,232,301
Gross unrealized depreciation	(7,460,704)

Net unrealized depreciation	$(1,228,403)

REIT	— Real Estate Investment Trust

Schedule of Open Futures Contracts

Description	Settlement Month	Number of Contracts Sold	Notional Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Note Futures	December 2011	3	$(661,500)	$40
U.S. Treasury 5 Year Note Futures	December 2011	108	(13,235,063)	(17,754)
U.S. Treasury 10 Year Note Futures	December 2011	42	(5,419,313)	3,854
U.S. Treasury Long Bond Futures	December 2011	18	(2,448,563)	15,872

				$2,012

The accompanying notes are an integral part of the financial statements.

14	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Statement of Assets and Liabilities	August 31, 2011

Assets:
Unaffiliated investments, at fair value (Cost: $111,214,028) (note 2)	$110,875,155
Affiliated money market fund, at fair value (Cost: $448,123)	448,123
Receivable for investments sold	250,756
Receivable for accrued dividends and interest	881,016
Receivable for futures variation margin (note 2)	53,812
Prepaid expenses and other assets	35,395

Total assets	112,544,257

Liabilities:
Payable for investments purchased	18,497,302
Payable for reverse repurchase agreements (note 2)	14,259,970
Payable for investment advisory fees	44,121
Payable for administration fees	6,788
Payable for audit fees	44,409
Payable for legal fees	12,782
Payable for transfer agent fees	1,717
Payable for interest expense	2,554
Payable for other expenses	3,837

Total liabilities	32,873,480

Net assets applicable to outstanding capital stock	$79,670,777

Composition of net assets:
Capital stock and additional paid-in capital	$82,842,004
Distributions in excess of net investment income	(5,235)
Accumulated net realized loss on investments and futures contracts	(2,829,131)
Net unrealized depreciation of investments	(338,873)
Net unrealized appreciation of futures contracts	2,012

Total–representing net assets applicable to capital stock	$79,670,777

Net asset value and market price of capital stock:
Net assets applicable to capital stock	$79,670,777
Shares outstanding (authorized 200 million shares of $0.01 par value)	9,464,150
Net asset value per share	$8.42
Market price per share	$7.72

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	15

Statement of Operations	For the year ended August 31, 2011

Investment Income:
Interest from unaffiliated investments	$6,832,215
Dividends from unaffiliated investments	74,589
Dividends from affiliated money market fund	1,381

Total investment income	6,908,185

Expenses (note 3):
Investment advisory fees	525,607
Interest expense	50,709
Administration fees	80,863
Custodian fees	4,200
Postage and printing fees	31,164
Transfer agent fees	17,890
Listing fees	23,750
Directors’ fees	81,530
Legal fees	33,647
Audit fees	46,034
Insurance fees	14,206
Pricing fees	7,919
Other expenses	32,760

Total expenses	950,279

Less: Fee reimbursements (note 3)	(2,019)
Less: Indirect payments from custodian (note 3)	(21)

Total net expenses	948,239

Net investment income	5,959,946

Net realized and unrealized gains (losses) on investments and futures contracts (notes 2 and 4):
Net realized gain (loss) on:
Investments	2,339,658
Futures contracts	(1,565,979)
Net change in unrealized appreciation or depreciation of:
Investments	(60,844)
Futures contracts	81,674

Net gain on investments and futures contracts	794,509

Net increase in net assets resulting from operations	$6,754,455

The accompanying notes are an integral part of the financial statements.

16	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Statements of Changes in Net Assets

	Year Ended 8/31/11	Year Ended 8/31/10
Operations:
Net investment income	$5,959,946	$6,704,082
Net realized gain (loss) on:
Investments	2,339,658	2,875,668
Futures contracts	(1,565,979)	(1,146,922)
Swap agreements	—	423,696
Net change in unrealized appreciation or depreciation of:
Investments	(60,844)	6,551,142
Futures contracts	81,674	9,122
Swap agreements	—	(142,299)

Net increase in net assets resulting from operations	6,754,455	15,274,489

Distributions to shareholders (note 2):
From net investment income	(6,291,583)	(6,813,956)
From return of capital	—	(229,440)

Total distributions	(6,291,583)	(7,043,396)

Capital Share Transactions:
Net proceeds from shares issued to shareholders from reinvestment of distributions	85,448	—

Total increase in net assets	548,320	8,231,093

Net assets at beginning of period	79,122,457	70,891,364

Net assets at end of period	$79,670,777	$79,122,457

Distribution in excess of net investment income	$(5,235)	$(1,889)

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	17

Statement of Cash Flows	For the year ended August 31, 2011

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,754,455
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(295,372,916)
Proceeds from sales of investments	301,763,416
Net purchases/sales of short-term investments	372,255
Net amortization of bond discount and premium	(330,051)
Net change in unrealized appreciation or depreciation of investments	(14,276)
Net realized gain/loss on investments	(773,679)
Decrease in receivable for accrued dividends and interest	74,715
Increase in prepaid expenses and other assets	(23,780)
Increase in receivable for futures variation margin	(1,578,039)
Decrease in accrued fees and expenses	27,145

Net cash provided by operating activities	10,899,245

Cash flows from financing activities:
Net payments from reverse repurchase agreements	(4,693,110)
Net proceeds from shares issued to shareholders from reinvestment of distributions	85,448
Distributions paid to shareholders	(6,291,583)

Net cash used in financing activities	(10,899,245)

Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental disclosure of cash flow information:
Cash paid for interest	$51,075

The accompanying notes are an integral part of the financial statements.

18	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2011	2010	2009	2008	2007
Per-Share Data
Net asset value, beginning of period	$8.37	$7.50	$7.51	$8.66	$8.77

Operations:
Net investment income	0.63	0.71	0.65	0.53	0.50
Net realized and unrealized gain (losses) on investments, futures contracts, and swap agreements	0.08	0.91	(0.03)	(1.16)	(0.10)

Total from operations	0.71	1.62	0.62	(0.63)	0.40

Distributions to shareholders:
From net investment income	(0.66)	(0.72)	(0.63)	(0.52)	(0.51)
Tax return of capital	—	(0.03)	—	—	—

Total distributions	(0.66)	(0.75)	(0.63)	(0.52)	(0.51)

Net asset value, end of period	$8.42	$8.37	$7.50	$7.51	$8.66

Market value, end of period	$7.72	$8.64	$7.15	$7.13	$8.00

Selected Information
Total return, net asset value [1]	8.75%	22.59%	9.64%	(7.68)%	4.68%
Total return, market value [2]	(3.15)%	32.84%	10.70%	(4.61)%	6.32%
Net assets at end of period (in millions)	$80	$79	$71	$71	$82
Ratio of expenses to average weekly net assets excluding interest expense before fee reimbursements	1.11%	1.03%	1.06%	1.01%	0.98%
Ratio of expenses to average weekly net assets excluding interest expense after fee reimbursements	1.11%	1.03%	1.06%	1.01%	0.98%
Ratio of expenses to average weekly net assets before fee reimbursements	1.17%	1.11%	1.56%	2.22%	2.27%
Ratio of expenses to average weekly net assets after fee reimbursements	1.17%	1.11%	1.56%	2.22%	2.27%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.37%	8.88%	9.55%	6.38%	5.70%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.37%	8.88%	9.55%	6.39%	5.70%
Portfolio turnover rate	265%	273%	140%	59%	107%
Amount of borrowings outstanding at end of period (in millions)	$14	$19	$19	$23	$16
Per-share amount of borrowings outstanding at end of period	$1.50	$2.00	$2.06	$2.39	$1.73
Per-share amount of net assets, excluding borrowings, at end of period	$9.92	$10.37	$9.56	$9.90	$10.39
Asset coverage ratio [3]	659%	517%	464%	414%	600%

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.

The accompanying notes are an integral part of the financial statements.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	19

Notes to Financial Statements

(1)	Organization

American Income Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in fixed-income securities, primarily in mortgage-backed securities. The fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The fund will invest at least 65% of its total assets in investment-grade securities under normal market conditions. No more than 35% of the fund’s total assets may be held in high-yield issues. The fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange (“NYSE”) under the symbol MRF.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange, whether domestic or foreign, are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities, indices, and currencies are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of August 31, 2011, the fund held no internally fair valued securities.

20	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there are limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2011, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
High Yield Corporate Bonds	$—	$22,648,747	$449,074	$23,097,821
U.S. Government Agency Mortgage-Backed Securities	—	33,725,453	—	33,725,453
Collateralized Mortgage Obligation — Private Mortgage-Backed Securities	—	17,644,484	750,000	18,394,484
Collateralized Mortgage Obligation — U.S. Agency Mortgage-Backed Securities	—	1,410,591	—	1,410,591
Commercial Mortgage-Backed Securities	—	18,828,141	—	18,828,141
Asset-Backed Securities	—	11,527,734	—	11,527,734
Investment Grade Corporate Bonds	—	2,446,294	—	2,446,294
Preferred Stocks	838,929	—	261,820	1,100,749
Closed-End Fund	108,900	—	—	108,900
Short-Term Investments	448,123	234,988	—	683,111

Total Investments	$1,395,952	$108,466,432	$1,460,894	$111,323,278

Refer to Schedule of Investments for further industry breakout.

As of August 31, 2011, the fund’s investments in other financial instruments* were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Futures Contracts Outstanding	$2,012	$—	$—	$2,012

Total Other Financial Instruments	$2,012	$—	$—	$2,012

* Other financial instruments are derivative instruments such as futures and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	21

Notes to Financial Statements

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Collateralized Mortgage Obligation- Private Mortgage- Backed Securities	Asset- Backed Securities	Preferred Stocks	Total Fair Value
Balance as of August 31, 2010	$488,858	$500,000	$124,800	$1,113,658
Accrued discounts/premiums	—	(2,420)	—	(2,420)
Realized gain	—	8,209	—	8,209
Net change in unrealized appreciation or depreciation	—	(30,862)	(16,969)	(47,831)
Purchases	750,000	517,236	153,989	1,421,225
Sales	—	(543,089)	—	(543,089)
Net transfers into (out) of Level 3	(488,858)	—	—	(488,858)

Balance as of August 31, 2011	$750,000	$449,074	$261,820	$1,460,894

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of August 31, 2011	$—	$(30,862)	$(16,969)	$(47,831)

During the fiscal year ended August 31, 2011, the fund recognized no transfers between Level 1 and Level 2. Transfers into or out of Level 3 are shown using beginning of period values.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the fund are distributed to shareholders at least annually. Such distributions are payable in cash or, pursuant to the fund’s dividend reinvestment plan, reinvested in additional shares of the fund’s capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price. For the fiscal year indeed August 31, 2011, the fund issued an additional 9,929 shares to shareholders from reinvestment of distributions.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company (“RIC”) as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2011, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October

22	AMERICAN INCOME FUND	2011 ANNUAL REPORT

losses, expiration of capital loss carry forwards, paydown gains and losses, and the tax recognition of mark-to-market gains and losses on open futures contracts. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Losses)	Additional Paid-in Capital (Reduction)
$328,291	$259,144	$(587,435)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010, were as follows:

	8/31/11	8/31/10
Distributions paid from:
Ordinary income	$6,291,583	$6,813,956
Return of Capital	—	229,440

Total	$6,291,583	$7,043,396

As of August 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and post-October losses	$(1,932,031)
Unrealized appreciation (depreciation)	(1,228,403)
Other accumulated gain (loss)	(10,793)

Accumulated earnings (deficits)	$(3,171,227)

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2011, which, if not offset by subsequent capital gains, will expire on the fund’s fiscal year-end as follows:

Capital Loss Carryover	Expiration
$1,449,151	2017

The fund incurred losses of $482,880 for the period from November 1, 2010 to August 31, 2011. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ended August 31, 2012.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, foreign exchange contracts, credit default swaps, interest rate swaps, total return swaps, currency swaps, and purchased and written options. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or

AMERICAN INCOME FUND	2011 ANNUAL REPORT	23

Notes to Financial Statements

securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2011, the fund had outstanding futures contracts as disclosed in the Schedule of Investments.

Swap Agreements

The fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into credit default, interest rate, and total return swap agreements to manage exposure to credit and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the fund is included as part of interest from unaffiliated investments on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Credit Default Swaps

The fund is subject to credit risk in the normal course of pursuing its investment objective. The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the reference entity or index. As a seller of protection on credit default swap agreements, the fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of

24	AMERICAN INCOME FUND	2011 ANNUAL REPORT

the swap and deliver the reference entity, other deliverable obligations or underlying securities comprising the reference index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference entity or underlying securities comprising the reference index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. As of and for the fiscal year ended August 31, 2011, the fund had no outstanding credit default swap agreements.

Interest Rate Swaps

The fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the fund may enter into interest rate swap contracts. Interest rate swap agreements involve the exchange by the fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of and for the fiscal year ended August 31, 2011, the fund had no outstanding interest rate swap agreements.

Total Return Swaps

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or

AMERICAN INCOME FUND	2011 ANNUAL REPORT	25

Notes to Financial Statements

bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. As of and for the fiscal year ended August 31, 2011, the fund had no outstanding total return swap agreements.

Options Transactions

The fund may utilize options in an attempt to manage market or business risk or enhance its yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid. As of and for the fiscal year ended August 31, 2011, the fund had no written or purchased options outstanding.

Derivatives Support

For the fiscal year ended August 31, 2011, the quarterly average gross notional amounts of the derivatives held by the fund were $15,601,095 for futures held short.

As of August 31, 2011, the fund’s asset and liability values of derivative instruments categorized by risk exposure were classified as follows:

Liability Derivatives	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts	Payables, Net Assets–Unrealized Depreciation*	$2,012

Balance as of August 31, 2011		$2,012

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes to the fund’s Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2011:

Amount of realized gain (loss) on derivatives recognized in income:

Futures
Interest Rate Contracts	$(1,565,979)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Futures
Interest Rate Contracts	$81,674

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place up to a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund

26	AMERICAN INCOME FUND	2011 ANNUAL REPORT

segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2011, the fund had when-issued or forward-commitment securities outstanding with a total cost of $18,497,302.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of and for the fiscal year ended August 31, 2011, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. The fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the fund’s board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including rule 144A securities, are not subject to the limitation on a fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the fund’s board of directors. As of August 31, 2011, the fund held 21 illiquid securities, the value of which was $9,143,393, which represents 11.5% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Securities	Par	Date Acquired	Cost Basis
Banc of America Alternative Loan Trust, Series 2007-1, Class 2A2, 5.70%, 4/25/37	$717,593	10/07	$704,133
Banc of America Funding, Series 2007-4, Class 1A2, 5.50%, 6/25/37	594,126	9/07	573,193
Federal National Mortgage Association,
5.75%, 12/25/42, Series 2003-W1, Class B1	1,103,014	9/10	706,747
6.07%, 7/25/44, Series 2004-W14, Class B2	884,219	3/11	223,333
First Horizon Alternative Mortgage Securities,
5.50%, 8/25/35, Series 2005-FA5, Class 3A2	825,785	9/07	789,736
Goldman Sachs Mortgage Loan Trust,
4.00%, 1/25/35, Series 2005-AR1, Class B1	1,293,139	5/06	1,260,701
5.76%, 5/25/35, Series 2005-4F, Class B1	2,338,091	5/06	1,289,747
GSMPS Mortgage Loan Trust,
6.17%, 4/25/36, Series 2006-RP2, Class B1	1,491,570	8/11	413,833
6.17%, 4/25/36, Series 2006-RP2, Class B2	1,341,615	3/11	264,349
6.76%, 3/25/43, Series 2003-1, Class B2	1,439,709	5/03	1,540,259
Home Equity Mortgage Trust, Series 2004-6, Class M2, 5.82%, 4/25/35	631,199	3/09	220,966
Impac Secured Assets Corporation, Series 2000-3, Class M1, 8.00%, 10/25/30	536,230	3/08	465,759
JP Morgan Mortgage Trust, Series 2006-A7, Class 3A4, 5.79%, 1/25/37	279,998	9/07	274,834
Nomura Asset Acceptance Corporation, Series 2004-R2, Class B1, 6.74%, 10/25/34	941,884	9/04	971,825
Residential Accredit Loans,
5.00%, 6/25/18, Series 2003-QS12, Class M1	498,277	11/05	491,313
5.00%, 9/25/19, Series 2004-QS13, Class M3	88,735	9/08	35,242
Residential Asset Mortgage Products, Series 2003-SL1, Class M2, 7.32%, 4/25/31	730,820	10/03	759,517
Washington Mutual Mortgage Pass-Through Certificates,
5.61%, 9/25/36, Series 2007-HY2, Class 3A2	617,679	9/07	605,621
Washington Mutual MSC Mortgage Pass-Through Certificates,
2.49%, 6/25/93, Series 2003-AR3, Class B1	321,638	6/03	330,616

AMERICAN INCOME FUND	2011 ANNUAL REPORT	27

Notes to Financial Statements

Securities (continued)	Par	Date Acquired	Cost Basis
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-7
4.72%, 7/25/19, Class B2	$372,891	8/04	$366,611
4.72%, 7/25/19, Class B3	279,794	8/04	270,983

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund’s net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund and are subject to the fund’s overall restriction on borrowing, under which it must maintain asset coverage of at least 300%. For the fiscal year ended August 31, 2011, the weighted average borrowings outstanding were $15,589,028. The weighted average interest rate paid by the fund on such borrowings was 0.32%.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2011, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Prior to January 1, 2011, non-interested directors of the First American Family of Funds were able to defer receipt of part or all of their annual compensation under a Deferred Compensation Plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. The Plan was terminated effective December 31, 2010. All amounts held in the Plan are 100% vested and outstanding account balances under the Plan are obligations of the funds into which amounts were deferred. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2011, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.65% of the fund’s average weekly net assets. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

28	AMERICAN INCOME FUND	2011 ANNUAL REPORT

The fund may invest in related money market funds that are a series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an amount equal to that portion of USBAM’s investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.45% and 0.15%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this administration agreement, USBAM receives a monthly administration fee equal to an annualized rate of 0.10% of the fund’s average weekly net assets. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund equals an annual rate of 0.005% of average weekly net assets. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the fiscal year ended August 31, 2011, custodian fees were increased by $156 as a result of overdrafts and reduced by $21 as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, and custodian fees the fund is responsible for paying most other operating expenses, including: legal, auditing and accounting services, postage and printing of shareholder reports, transfer agent fees and expenses, listing fees, outside directors’ fees and expenses, insurance, interest, taxes, and other miscellaneous expenses. For the fiscal year ended August 31, 2011, legal fees and expenses of $6,670 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all the funds within the First American Family of Funds, or a combination of both methods.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	29

Notes to Financial Statements

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2011, aggregated $296,470,709 and $301,811,355, respectively.

(5)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(6)	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)	for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management has adopted certain components as disclosed in the financial statements. Other components of the standard are not yet applicable and management is in the process of evaluating the implications.

(7)	Nuveen Acquisition

On December 31, 2010, USBAM and its parent company, U.S. Bank, sold a portion of the USBAM’s asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was that part of the USBAM’s asset management business that advised the First American equity, fixed income, and asset allocation open-end funds, not including the First American money market funds or the First American Closed-End Funds (the “Closed-End Funds”). USBAM continues to serve as investment advisor to the First American money market funds and the Closed-End Funds.

On October 7, 2010, the Closed-End Funds’ board of directors considered and approved new investment sub-advisory agreements between USBAM and each of NAM and NAF, under which NAM and NAF provide certain investment advisory services to the Closed-End Funds. The sub-advisory agreements were submitted to their respective fund’s shareholders for their approval and took effect on January 1, 2011. There were no changes in the funds’ investment objectives, policies, or expenses as a result of the sub-advisory agreements between USBAM and NAM and NAF. Chris J. Neuharth, CFA of Nuveen, continues to serve as lead portfolio manager of American Income Fund.

(8)	Regulated Investment Company Modernization Act

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective. The Modernization Act is the first major piece of legislation affecting RICs since 1986, and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely and retain the character of the original loss. Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

30	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan is a convenient way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

If you hold shares of the fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

Plan Administration

If you participate in the plan, you will receive the equivalent in shares of the fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the fund’s net asset value, participants will be issued fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy fund shares on your behalf in the open market, on the NYSE or elsewhere, for your account. If the market price exceeds the net asset value of the fund’s shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the fund’s shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the fund.

There is no direct charge for the reinvestment of dividends and capital gains, since Computershare’s fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to Computershare, or by calling Computershare at 800.426.5523. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm’s name, you should contact your investment professional to terminate your participation.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	31

Notice to Shareholders	(unaudited)

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions (the fund designates the following as ordinary income)

Payable Date	Amount
September 22, 2010	$0.0625
October 20, 2010	0.0600
November 17, 2010	0.0600
December 15, 2010	0.0575
January 12, 2011	0.0575
February 16, 2011	0.0525
March 23, 2011	0.0525
April 20, 2011	0.0525
May 18, 2011	0.0525
June 22, 2011	0.0525
July 20, 2011	0.0525
August 24, 2011	0.0525

Total	$0.6650

Shareholder Notification of Federal Tax Status:

The fund designates 0.85% of the ordinary income distributions during the fiscal period ended August 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.85% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2011 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 98.28%. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at firstamericanfunds.com and on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov. A description of the fund’s policies and procedures is also available without charge upon request by calling 800.677.3863. Information regarding how the fund voted proxies relating to portfolio securities is available on the SEC’s website at www.sec.gov or by calling the fund at 800.677.3863.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

32	AMERICAN INCOME FUND	2011 ANNUAL REPORT

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at

firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

CERTIFICATIONS

In January 2011, the fund’s Chief Executive Officer submitted to the NYSE his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund’s Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the 1940 Act were filed with the fund’s Form N-CSR filings and are available on the SEC’s website at www.sec.gov.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Fund (the “Board”), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s advisory agreement with U.S. Bancorp Asset Management, Inc. (“USBAM”). In addition to determining whether to renew the advisory agreement with USBAM (the “Agreement”), the Board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund.

At a meeting on June 21-22, 2011, the Board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, Inc. (“NFA”) (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. The Board approved the Agreements through June 30, 2012.

In considering the Agreements, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the Fund, (2) the investment performance of the Fund, (3) the profitability of USBAM and the Sub-Advisors related to the Fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the Fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements are fair and in the best interests of the Fund’s shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to the Fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the Fund. The Board reviewed NAM’s key personnel who provide investment management services to the Fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the Board. The Board further considered that NAM and NFA’s duties with respect to the Fund include investment research and security selection, and adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	33

Notice to Shareholders	(unaudited)

The Board considered USBAM’s responsibilities with respect to the Fund, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the Fund, including the Fund’s sub-administrator, transfer agent and custodian. Finally, the Board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Fund

The Board considered the performance of the Fund on a gross-of-expenses basis, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2011.

The Board noted that the Fund outperformed its benchmark index for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its performance universe median for the one- and three- year periods, though it underperformed for the five-year period. In light of the Fund’s competitive performance, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM’s costs in serving as the Fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of USBAM and its affiliates resulting from their relationship with the Fund. The Board compared fee and expense information for the Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by USBAM and for other accounts managed by USBAM.

Using information provided by an independent data service, the Board also evaluated the Fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy and the Fund’s total expense ratio compared to the median total expense ratio of comparable funds. The Board noted that the Fund’s advisory fee ratio was equal to the peer group median advisory fee, and the Fund’s total expense ratio was lower than its peer group median total expense ratio. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the Fund, the Board noted that USBAM and certain of its affiliates serve the Fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of the Fund and its shareholders.

34	AMERICAN INCOME FUND	2011 ANNUAL REPORT

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2000	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since October 2006	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years. Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of MRF since January 2011; Director of MRF since October 2000	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a website development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Vice Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Vice Chair of MRF since January 2011; Director of MRF since October 2000	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Chairman, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of MRF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

AMERICAN INCOME FUND	2011 ANNUAL REPORT	35

Notice to Shareholders	(unaudited)

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of MRF since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of MRF since January 2011	Head of Treasury, Technology, and Operations, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of MRF since January 2011; Assistant Treasurer of MRF from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of MRF since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of MRF since January 2011	Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of MRF since January 2011; Assistant Secretary of MRF from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since December 2004; Secretary of MRF from June 2002 through December 2004; Assistant Secretary of MRF from September 1999 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of MRF since January 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC
*	Messrs. Ulrey, Thole, and Ertel, and Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and administrator for the fund. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp.

36	AMERICAN INCOME FUND	2011 ANNUAL REPORT

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

AMERICAN INCOME FUND	2011 ANNUAL REPORT	37

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of American Income Fund

Owner and President of Executive and Management Consulting, Inc.

Joseph Strauss

Vice Chairperson of American Income Fund

Owner and President of Strauss Management Company

Roger Gibson

Director of American Income Fund

Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Income Fund

Investment Consultant; Chair of United Educators Insurance Company; former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Income Fund

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of American Income Fund

Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of American Income Fund Owner and President of Jim Wade Homes

American Income Fund’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Income Fund

2011 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2011    0140-11    MRF-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees - Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $30,472 in the fiscal year ended August 31, 2011 and $33,335 in the fiscal year ended August 31, 2010, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees - E&Y billed the registrant audit-related fees totaling $1,871 in the fiscal year ended August 31, 2011 and $2,774 in the fiscal year ended August 31, 2010, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees - E&Y billed the registrant fees of $6,688 in the fiscal year ended August 31, 2011 and $8,840 in the fiscal year ended August 31, 2010 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees - There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2011 and August 31, 2010.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $470,000 in the fiscal year ended August 31, 2011 and $346,224 in the fiscal year ended August 31, 2010.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, and Richard K. Riederer. Leonard W. Kedrowski, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, U.S. Bancorp Asset Management, Inc. (“USBAM”). The proxy voting policies and procedures of USBAM are as follows:

General Principles

USBAM is the investment adviser for the First American family of funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon USBAM complete discretion to vote proxies. It is USBAM’s duty to vote proxies in the best interests of its clients. In voting proxies, USBAM also seeks to maximize total investment return for its clients.

In the event that USBAM contracts with another investment adviser to act as a sub-adviser for a Client Account, USBAM may delegate proxy voting responsibility to the sub-adviser. Where USBAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by USBAM.

USBAM’s Investment Practices Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for approving the proxy voting policies and procedures, and for oversight of the proxy activities of USBAM’s Operations Department. The Operations Department is responsible for exercising USBAM’s fiduciary duty to vote client proxies and record keeping requirements. USBAM’s Legal Department will fulfill the obligations of reporting under the federal securities laws.

Policies

USBAM has a fiduciary responsibility to vote proxies in the best interests of its clients. Because of the products that make up the core business of USBAM, the probability of USBAM receiving a proxy request is remote.

Procedures

A. Proxy Voting and Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

USBAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. To minimize this risk, the IPC will discuss, in order to provide training, conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

If the Operations Department concludes that a material conflict exist for USBAM, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1. Obtaining instructions from the affected client(s) on how to vote the proxy;

2. Disclosing the conflict to the affected client(s) and seeking their consent to permit USBAM to vote the proxy;

3. Voting in proportion to the other shareholders; or

4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest;

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer, or his/her designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

When a proxy is received, it will be voted by the Head of Investments. To ensure USBAM has met its fiduciary duty to our clients, the Head of Investments will quarterly certify that:

•	There were no proxies received for the First American Open-Ended Mutual Funds (the “Funds”) during the quarter; or,

•	That the following is accurate of proxy voting occurring during the quarter:

•	No material conflict(s) of interest existed in connection with a proxy voted for any security held in the Funds;

•	Any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

•	A material conflict of interest occurred in connection with a proxy voted for a security held in the Funds. The certification will also require a description of the material conflict of interest.

•	If proxies were received and voted against Management recommendation. The certification will require documentation of the reasons for voting against Management recommendation.

B. Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

C. Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, USBAM is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the Funds.

D. Sub-Adviser Oversight

USBAM is responsible for oversight of the sub-advisers’ proxy voting activities related to Client Accounts. Consistent with its oversight responsibilities, USBAM has adopted the following sub-adviser oversight policies and procedures:

1. Prior to approval of any sub-advisory contract by the Board of Directors of the Funds or USBAM, as applicable, the IPC reviews the sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients. Thereafter, at least annually, the IPC reviews and approves material changes to a sub-adviser’s policy.

2. On a quarterly basis, the Operations Department will request and review reports from each sub-adviser reflecting any overrides of its policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate. Any material issues arising from such review will be reported to the IPC and the Board of Directors of the Funds.

E. Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, USBAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the adviser to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

Sub-adviser shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to USBAM upon request.

F. Review and Reports

The Operations Department shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the Operations Department. The schedule shall be reviewed at least annually.

The Operations Department will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

G. Vote Disclosure to Shareholders

USBAM shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

First American Funds’ proxy voting policy and procedures will also be made available to the public via the website. No less frequently than annually, a member of the Operations Department will review the website and ensure that the current proxy policy is available on line for all advisers and sub-advisers of First American Funds.

USBAM’s institutional and separately managed account clients can contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and USBAM’s vote.

H. Form N-PX

USBAM will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Chris J. Neuharth, CFA, Jason J. O’Brien, CFA, and John T. Fruit, CFA, co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. Neuharth is responsible for the overall management of the portfolio. Mr. Fruit is responsible for the management of the high-yield portion of the registrant’s portfolio. Mr. O’Brien is responsible for the management of the mortgage-backed securities portion of the portfolio.

Mr. Neuharth, Managing Director, Portfolio Manager, began working in the financial industry in 1981 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Fruit, Vice President, Senior Portfolio Manager, began working in the financial industry in 1988 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. O’Brien, Vice President, Portfolio Manager, began working in the financial industry in 1993 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the fiscal year ended August 31, 2011, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Chris J. Neuharth	Registered Investment Company	3	$1.8 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	9	$928 million	0	$0
John T. Fruit	Registered Investment Company	1	$412 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jason J. O’Brien	Registered Investment Company	4	$737 million	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Chris J. Neuharth	$10,000 - $50,000
John T. Fruit	$0
Jason O’Brien	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR

240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date: October 31, 2011

By:	/s/ Jill M. Stevenson
Jill M. Stevenson
Treasurer

Date: October 31, 2011